Exhibit 10.19

Execution Version

Fourth Amendment To Credit Agreement And Limited Waiver

This Fourth Amendment to Credit Agreement and Limited Waiver (herein, this “Amendment”) is entered into as of May 15, 2018 (the “Fourth Amendment Effective Date”), by and among Limbach Facility Services LLC, a Delaware limited liability company (the “Borrower”), Limbach Holdings LLC, a Delaware limited liability company (the “Parent”), the other Guarantors party hereto, the Lenders party hereto, and Fifth Third Bank, an Ohio banking corporation, as Administrative Agent and L/C Issuer.

Recitals:

A.       The Borrower, the Parent, the other Guarantors party thereto, the Lenders party thereto, and the Administrative Agent are party to a Credit Agreement dated as of July 20, 2016 (as amended, modified, restated, or supplemented from time to time, the “Credit Agreement”).

B.       The Borrower has advised the Administrative Agent and the Lenders that Limbach, Inc. and its Subsidiaries failed to maintain a Senior Leverage Ratio of less than 2.75 to 1.00 on March 31, 2018, as required by Section 6.20(b) of the Credit Agreement (the “Financial Covenant Violation”). The Borrower has requested that the Administrative Agent and the Required Lenders waive the Financial Covenant Violation, and the Administrative Agent and the Required Lenders have agreed to such request pursuant to the terms and conditions set forth herein.

C.       The Borrower, the Administrative Agent and the Required Lenders have also agreed to make certain amendments to the Credit Agreement pursuant to the terms and conditions set forth herein.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.	Incorporation of Recitals; Defined Terms.

The Borrower and the Guarantors acknowledge that the Recitals set forth above are true and correct. This Amendment shall constitute a Loan Document, and the Recitals shall be construed as part of this Amendment. Each capitalized term used but not otherwise defined herein, including capitalized terms used in the introductory paragraph hereof and the Recitals, has the meaning assigned to it in the Credit Agreement.

Section 2.	Limited Waiver.

2.1.       Limited Waiver. Upon satisfaction of the conditions precedent set forth in Section 4 below and subject to the terms hereof, the Administrative Agent and the Required Lenders party hereto waive the Financial Covenant Violation and any Defaults or Events of Default arising solely from the Financial Covenant Violation. The Borrower acknowledges that the waiver under this Section 2.1 is specifically limited to the terms hereof, is a one-time waiver, and shall not be deemed to be a waiver of any Defaults or Events of Default other than those arising solely in respect of the Financial Covenant Violation. The Borrower further acknowledges that, in granting this limited waiver, the Administrative Agent and the Required Lenders are relying on Limbach, Inc.’s March 31, 2018 compliance certificate certifying that the Senior Leverage Ratio on March 31, 2018 was 3.01 to 1.00.

2.2.       Scope. This limited waiver and consent shall be limited specifically as written herein and shall be solely a consent and waiver as provided herein. This Amendment shall not constitute a consent to any other transactions prohibited by the Credit Agreement or any other Loan Document, nor shall this Section 2 be a waiver or modification of any other term, provision or condition of the Credit Agreement or any other Loan Document.

Section 3.	Amendments.

Upon satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be and hereby is amended as follows:

3.1.       Clause (k) of Section 6.1 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

(k)       Monthly Board Reports, Work in Process Reports and Accounts Payable Reports. (i) A copy of each “Monthly Board Report” prepared for the board of directors of Limbach, Inc. and relating to key performance indicators, which report shall be prepared and distributed no less than monthly, promptly upon distribution of such report to the board of directors of Limbach, Inc., and (ii) at the time of distribution of each Monthly Board Report to the Administrative Agent, (A) a work in process report of Limbach, Inc. and its Subsidiaries and (B) an accounts payable report of Limbach, Inc. and its Subsidiaries, in each case, as at the end of the fiscal month most recently ended and in form and substance reasonably acceptable to the Administrative Agent.

3.2.       Section 6.1 of the Credit Agreement shall be amended to add a new clause (m) to the end thereof to read in its entirety as follows:

(m)       Monthly Cash Flow Schedules. Within fifteen (15) days after the end of each fiscal month of Limbach, Inc., a cash flow schedule of Limbach, Inc. and its Subsidiaries as at the end of such fiscal month in form and substance reasonably acceptable to the Administrative Agent; provided, that the Administrative Agent may require that such cash flow schedules be delivered more frequently in its sole discretion.

3.3.       Clause (c) of Section 6.20 of the Credit Agreement shall be amended to add a proviso to the end thereof to read in its entirety as follows:

; provided, that for the fiscal quarter ending June 30, 2018, Limbach, Inc. and its Subsidiaries shall maintain a Fixed Charge Coverage Ratio of not less than 1.15:1.00.

Section 4.	Conditions Precedent.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

4.1.       The Borrower, the Guarantors, the Required Lenders and the Administrative Agent shall have executed and delivered this Amendment.

4.2.       The Administrative Agent shall have received, for the account of each Lender that has executed and delivered this Amendment on or prior to the Fourth Amendment Effective Date (each, a “Consenting Lender”), an amendment fee in an amount equal to the product of (a) 0.125% multiplied by (b) the sum of such Consenting Lender’s outstanding Term Loans, outstanding Bridge Term Loans, and Revolving Credit Commitment on the Fourth Amendment Effective Date, which amendment fee shall be fully-earned when due and non-refundable when paid.

4.3.       Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

Section 5.	Affirmation of Guarantors.

Each Guarantor hereby confirms that, after giving effect to this Amendment, each Loan Document to which such Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability. The Borrower and each Guarantor acknowledge and agree that (a) nothing in the Credit Agreement, this Amendment, or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement and (b) the Lenders are relying on the assurances provided in this Section in entering into this Amendment and maintaining credit outstanding to the Borrower.

Section 6.	Acknowledgement of Liens.

The Borrower and the Guarantors hereby acknowledge, confirm and agree that the Administrative Agent has a valid, enforceable and perfected first-priority lien upon and security interest in the Collateral granted to the Administrative Agent pursuant to the Loan Documents (subject only to Permitted Liens), and nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for thereby as to the indebtedness, obligations, and liabilities which would be secured thereby prior to giving effect to this Amendment.

Section 7.	Representations and Warranties of Borrower and Guarantors.

To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower and the Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that, as of the date hereof, (a) after giving effect to this Amendment, the representations and warranties set forth in Section 5 of the Credit Agreement and in the other Loan Documents, including this Amendment, are and shall remain true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects), except to the extent the same expressly relate to an earlier date (and in such case shall be true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of such earlier date), (b) no Default or Event of Default exists or shall result after giving effect to this Amendment, and (c) the Borrower and each Guarantor has the power and authority to execute, deliver, and perform this Amendment and have taken all necessary action to authorize their execution, delivery, and performance of this Amendment.

Section 8.	Miscellaneous.

8.1.       This Amendment shall be binding on and shall inure to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Lenders, and the L/C Issuer, and their respective successors and assigns. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of the Borrower, the Guarantors, the Administrative Agent, the Lenders, and the L/C Issuer with respect to the transactions contemplated hereby, and there shall be no third-party beneficiaries of any of the terms and provisions of this Amendment.

8.2.       This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof. Except as specifically waived and amended hereby, all of the terms and conditions set forth in the Credit Agreement shall stand and remain unchanged and in full force and effect.

8.3.       Section and sub-section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.4.       Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

8.5.       Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the Loan Documents, the provision contained in this Amendment shall govern and control.

8.6.       This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

8.7.       The provisions contained in Sections 10.14 (Governing Law; Jurisdiction; Etc.) and 10.20 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this Amendment rather than the Credit Agreement.

[Signature Pages to Follow]

In Witness Whereof, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first set forth above.

“Borrower”

Limbach Facility Services LLC

By	/s/ John T. Jordan, Jr.
	Name:	John T. Jordan, Jr.
	Title:	EVP/CFO

[Signature Page To Fourth Amendment To Credit Agreement And Limited Waiver]

“Guarantors”

Limbach Holdings, Inc.

By	/s/ John T. Jordan, Jr.
	Name:	John T. Jordan, Jr.
	Title:	EVP/CFO

Limbach Holdings LLC

By	/s/ John T. Jordan, Jr.
	Name:	John T. Jordan, Jr.
	Title:	EVP/CFO

Limbach Company LLC

By	/s/ John T. Jordan, Jr.
	Name:	John T. Jordan, Jr.
	Title:	EVP/CFO

Harper Limbach LLC

By	/s/ John T. Jordan, Jr.
	Name:	John T. Jordan, Jr.
	Title:	EVP/CFO

Limbach Company Lp

By	/s/ John T. Jordan, Jr.
	Name:	John T. Jordan, Jr.
	Title:	EVP/CFO

Harper Limbach Construction LLC

By	/s/ John T. Jordan, Jr.
	Name:	John T. Jordan, Jr.
	Title:	EVP/CFO

[Signature Page to Fourth Amendment to Credit Agreement and Limited Waiver]

“Lenders”

Fifth Third Bank, an Ohio banking corporation, as a Lender, as L/C Issuer, and as Administrative Agent

By	/s/ S. Bradley McDougall
	Name:	S. Bradley McDougall
	Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement and Limited Waiver]

CIBC Bank USA, formally known as The private Bank and Trust Company, as a Lender

By	/s/ David L. Sauerman
	Name	David L. Sauerman
	Title	Managing Director

[Signature Page to Fourth Amendment to Credit Agreement and Limited Waiver]

Wheaton Bank & Trust Company, as a Lender

By	/s/ Christopher Van Tassel
	Name	Christopher Van Tassel
	Title	Vice President

[Signature Page to Fourth Amendment to Credit Agreement and Limited Waiver]

Citizens Bank Of Pennsylvania, as a Lender

By	/s/ John J. Ligday, Jr
	Name	John J. Ligday, Jr
	Title	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement and Limited Waiver]